UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2026

AMEREN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On February 6, 2026, the Board of Directors (the "Board") of Ameren Corporation ("Ameren") elected Timothy S. Rausch to the Board, with a term beginning on March 1, 2026, and expiring at Ameren's Annual Meeting of Shareholders in 2026. Also effective March 1, 2026, the Board appointed Mr. Rausch to the Finance Committee and the Nuclear, Operations and Environmental Sustainability Committee of the Board. No arrangement or understanding exists between Mr. Rausch and Ameren or, to Ameren's knowledge, any other person or persons pursuant to which Mr. Rausch was selected as a director. Mr. Rausch will participate in the Company’s standard non-employee director compensation program as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2025.

Mr. Rausch served as Executive Vice President and Chief Nuclear Officer of Tennessee Valley Authority ("TVA") from October 2018 to July 2025. TVA is a federally owned electric utility corporation serving over 10 million people across the southeastern United States. He previously served as Senior Vice President and Chief Nuclear Officer of both Talen Energy Corporation, from June 2015 to September 2018, and PPL Corporation, from June 2009 to June 2015.

Mr. Rausch had no business relationships with Ameren or its subsidiaries in 2025 or to the date hereof in 2026 which are required to be reported under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

ITEM 7.01 Regulation FD Disclosure.

On February 9, 2026, Ameren issued a press release announcing Mr. Rausch's election to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

99.1	Press release issued on February 9, 2026, by Ameren.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ David M. Feinberg
Name:	David M. Feinberg
Title:	Executive Vice President, General Counsel and Secretary

Date: February 9, 2026